Subsequent Events	12 Months Ended
Dec. 31, 2020
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 12 - SUBSEQUENT EVENTS

a.

On January 13, 2021, the board of directors approved the grant of an aggregate of 46,500 options exercisable into 46,500 ordinary shares at an exercise price of $13.08 per share to the Company’s employees. The options will vest over four years with one quarter vesting one year after the grant date and the remaining balance will vest in equal parts at the end of each subsequent quarter.

b.	On February 5, 2021, CollPlant entered into a Development, Exclusivity and Option Products Agreement with certain wholly-owned subsidiaries of AbbVie Inc., pursuant to which CollPlant and AbbVie will collaborate in the development and commercialization of dermal and soft tissue filler products for the medical aesthetics market, using CollPlant’s recombinant human collagen technology and AbbVie’s technology. In accordance with the Agreement, on February 28, 2021, the Company received a $14,000 upfront cash payment.

c.	On February 17, 2021, the Company completed a registered direct offering providing for the sale and issuance of an aggregate of 2,000,000 ADSs at a purchase price of $17.50 per ADS, for aggregate gross proceeds of $35,000, before deducting investment bank commissions of 7% and estimated offering expenses of approximately $800 payable by the Company.

d.	On February 24, 2021, CollPlant received a notice of termination from LB, of the License, Development and Commercialization Agreement previously entered into with LB, such termination to be effective March 26, 2021.

e	During the first quarter of 2021, Alpha exercised 650,000 warrants into 650,000 ADS in return of $2,600. See note 9 -A(2)(a)